® February 2009 Vicente Anido, Jr., Ph.D. President and CEO Lauren Silvernail CFO & V.P. Corporate Development Exhibit 99.1 Investor Presentation

Forward-looking Statements
Certain statements contained herein are “forward-looking”
statements, (as such term is defined in the Private Securities
Litigation Reform Act of 1995).  Because such statements
include risks and uncertainties, actual results may differ
materially from those expressed or implied by such forward-
looking statements.  Factors that could cause actual results to differ materially from those expressed or implied by such
forward-looking statements include, but are not limited to,
failure to initiate clinical studies, failure to achieve positive results in clinical trials, failure to receive market clearance from regulatory agencies, and those risks and uncertainties
discussed in filings made by ISTA Pharmaceuticals, Inc., with the Securities and Exchange Commission.

ISTA Pharmaceuticals –
Snapshot
Fastest growing branded ophthalmic drug company in the U.S.
Three marketed products with net sales expected to exceed the top end of guided range of $75 - $82 MM:
Xibrom
Istalol
Vitrase
All three products reached #1 in their dollar markets during Q4 2008
Rich R&D pipeline with nine product candidates under development
Bepreve NDA accepted for filing by FDA, January 2009
Ecabet sodium Phase IIb positive results reported, January 2009
> $50 MM cash and cash equivalents expected at 12/31/08
Forecasting operating income breakeven in 2009

ISTA
B&L
Barr
Inspire
Allergan
Vistakon
Alcon
Pfizer
Merck
Meda

4 0% 10% 20% 30% 40% 50% 60% ISTA: The Fastest Growing Branded Ophthalmic Company 9% 13% 9% 26% 23% 8% 51% 25% Growth in TRx $$ (YTD 9/08 vs. YTD 9/07) IMS data: All MDs

Xibrom
Istalol
Lotemax
Nevanac
Restatis
Zylet
Azopt
Diamox
Travatan
Betimol
Xalatan
Acular
Vigamox
Alrex
Alphagan P
Patanol
Lumigan
TobraDex
CoSopt
Optivar

0%
10%
20%
30%
40%
50%
60%
Xibrom & Istalol:  The #1 and #2 Fastest Growing
Branded Ophthalmic Products
Brand Rx Products with greater than $10 million in sales YTD 9/08
Zymar (2.4%), Elestat (15.1) & Trusopt (1.0) not shown due to negative growth rate
Results for Travatan, Acular, Alphagan P & Patanol includes the original & new formulation of the brand
Does not include newly launched products with less than 9 months of sales YTD 9/08 (Azasite, Combigan)
Growth in $$ (YTD 9/08 vs. YTD 9/07)  IMS data: All MDs

ISTA Products Growing Faster Than Their Markets
0%
10%
20%
30%
40%
50%
NSBB $$
0%
10%
20%
30%
40%
50%
60%
NSAID $$
Xibrom
52%
Market
21%
Market
0%
-15%
-10%
-5%
0%
5%
10%
15%
Spreading Agent $$
Istalol
39%
Vitrase
12%
Market
8%
Acular
9%
Betimol
12%
Amphadase
-12%
Note: Xibrom & Istalol YTD Dec ’08; Vitrase Nov ‘08
YTD Dec ‘08 vs. YTD Dec ‘07  (IMS TRx
$$ Data from All Prescribers)

ISTA
Xibrom
(bromfenac ophthalmic solution) 0.09%
Sterile 5 mL
Rx only
Xibrom
(bromfenac ophthalmic solution) 0.09%

Xibrom Product Overview
Market leading ocular NSAID in
the U.S. in Nov-Dec 2008
First and only twice-daily (BID)
ophthalmic NSAID
More potent than existing NSAIDs
Pain free at Day 1
No generic expected until
2H 2010, or later
No ANDA filed as of June 2008
Average ophthalmic ANDA
review time ~ 2 years
No DMFs filed as of 12/31/08
Future Xibrom products
Once-daily in Phase III
New dry eye formulation in the
clinic
Br
Br
C
O
H
2
N
CH
2
CO
2
Na
.1
½H
2
O

36.7
23.4
30.7
8.2
14.5
9.8
0.3
3.4
5.5
19.6
22.9
21.9
33.1
32.9
34.5
0%
5%
10%
15%
20%
25%
30%
35%
40%
Dec '06 Dec '07 Dec '08
Xibrom Acular Voltaren Nevanac Acular LS
Xibrom:  The NSAID Market Leader in Ophthalmology
Product
MS
Change
Dec ’08  vs Dec ’07
Xibrom +6.0
Acular LS
0.2
Acular
(1.6)
Nevanac
(3.3)
Voltaren
(3.1)
Note: Data: IMS NPA; Generics MS = 2.0%
$$ TRx: Ophthalmology Only
Acular LS
Nevanac
Acular
Xibrom
Voltaren

NDC 67425-003-50
ISTA
Istalol
(timolol maleate ophthalmic solution) 0.5%
Sterile 5 mL
Rx only
Sterile 5 mL NDC 67425-003-50
Istalol
(timolol maleate ophthalmic solution) 0.5%

Istalol Product Overview
Market leading ocular beta blocker
for glaucoma in Nov-Dec 2008
Only once-daily beta blocker
solution for glaucoma
• Better penetration through cornea
• Strong patent protection
• Excellent safety profile
Competitive stance:
• Improves compliance
• 24-hour control flattens diurnal variation
• Less systemic absorption
• No gel induced blur
• Can be used concomitantly with
prostaglandins and SLT

Istalol:  The NSBB Market Leader in Ophthalmology
10%
12%
14%
16%
18%
20%
Dec '06 Dec '07 Dec '08
Product
NRx $$ MS
Change
Dec’08 vs. Dec‘07
Betimol
+ 1.4
Istalol
+ 3.1
Betimol
Istalol
16.8
18.8
10.9
14.7
15.7
15.4
$$ NRx: Ophthalmology Only
Product
TRx $$
Share
Dec ‘08
Betimol 14.9%
Istalol
16.3%

Expanding ISTA’s Footprint in Ophthalmology
Marketed Products
Xibrom
®
Istalol
®
Vitrase
®
R&D Pipeline to Fuel Growth
Inflammation
Xibrom
®
QD once-daily
T-Pred™
Strong steroid
Glaucoma
Iganidipine
Latanoprost
Allergy
Bepreve™ – Ocular
Bepotastine – Nasal
Dry Eye
Ecabet sodium
Xibrom – low dose
Glaucoma
Ocular Allergy
Anti-Infectives
Steroid/Anti-Infective
Anti-Inflam
Rx Dry Eye
Back of Eye
Nasal Allergy
2007
$7.4B
$2.7
$1.9
$0.5
$0.5
$0.2
$0.3
$0.3
$0.9

Bepreve’s Phase III Success in Ocular Allergy
Excellent product candidate profile
Reduction in ocular itching
BID data stronger than QD data
Safe with rapid response (15 min or less)
Long acting (16 hours)
Statistically significant improvement in
total nasal symptoms
Pre-launch activities
Posters at key eye & allergy meetings in 2009
Introducing the company to KOLs
NDA accepted for filing by the FDA - January
2009
Action date -
September 2009
$49M
9%
All Others
$149M
27%
Pataday
$272M
48%
Patanol
Source: IMS NPA December 2008 Full Year
2008 Topical Allergy Market:
$562MM IMS TRX$ (all audiences)

ISTA’s Dry Eye Franchise
U.S. Dry Eye Market –
Under-served market with a single Rx product
2008 U.S. sales > $400 million
Two products in ISTA’s dry eye franchise – Xibrom and Ecabet sodium
Ecabet sodium Phase IIb positive study results announced January 2009
Strong positive trend in the objective signs of Tear Film Break Up Time
(TFBUT) and positive trend in quantity of tears produced (Schirmer Test)
No trends seen for subjective symptoms of Ocular Surface Disease Index
(OSDI) or patient’s worst symptom
No serious ocular or systemic adverse events
Xibrom Dry Eye study underway – results 2H 2009
Next steps
Complete Xibrom Dry Eye study
In 2H 2009, decide which dry eye product candidate(s) to advance into
Phase III trials in 2010

Ecabet Sodium Phase IIb Trial Design & Results
Design
144 patients, randomized to receive ecabet or placebo 4X daily for 43 days
Not powered to achieve statistical significance
Endpoints
Objective signs of Tear Film Break Up Time (TFBUT) and quantity of tears produced (Schirmer
Test)
Subjective symptoms of Ocular Surface Disease Index (OSDI) and patient’s worst symptom
Discussion of Results
Successful in validating Phase III study design, including screening criteria
Patients with more serious disease were better responders
Strong positive trend for quantity of tears produced (Schirmer Test)
approached statistical significance; results consistent with prior Phase II trials
% of patients responding to Schirmer Test > observed in other studies on the currently marketed product
Patients responded to ecabet faster than observed in other studies on the currently marketed product

Where are We Today?
Xibrom 0.09% – Once-Daily
Completed Xibrom 0.09% vs. placebo Phase III clinical studies
Integrated data and one study met all endpoints
Initiate and complete Xibrom confirmatory Phase III study in 2009
Generic entrant to Xibrom once-daily not expected until 2H 2010 or later
No ANDA to Xibrom once-daily filed as of 6/23/08
Average ophthalmic ANDA review time now greater than two years
No DMFs filed as of 12/31/08
T-Pred
Completed dispute resolution process; received clear FDA requirements
Initiated clinical study and data analysis for prednisolone
Conducting in vitro
study for antibiotic
Results expected in 2009
Will amend NDA with new data, as soon as possible after study completion

Progress Towards Profitability – 2008 Update
2008 Net Sales expected to exceed guidance,  >$82 MM
2008 Gross Margin expected to be at top end of 70-73% range guided
2008 Operating Expenses anticipated to be in the range of $85-87 MM, within guidance
> $50 MM cash and cash equivalents expected at 12/31/08.  Includes
$15 MM draw on bank line
Significant progress towards profitability, as Q4 2008 net loss is expected to be less than half of ISTA’s Q3 2008 net loss of ($7 MM)
Preliminary, Unaudited Projections of 2008 Results

2009 Preliminary Outlook
Continue commercial success for Xibrom, Istalol, and Vitrase
2008 Net Sales expected to exceed guidance,  >$82 MM, up >40% over
2007 net sales
2009 Net Sales in mid to upper $90’s (MM)
Assumes no generic to Xibrom in 2009
Net sales are seasonal, with first quarter typically lowest of the year and less than the prior quarter
2009 R&D
Focus on key programs (Xibrom QD, Bepreve and T-Pred)
Anticipated R&D spend in the low $20’s (MM)
2009 Operating Income expected to be approximately breakeven
2009 Guidance Will Be Given on 2/19/09 Earnings Call

2009 Catalysts
Bepreve™ NDA accepted for filing January 2009 – FDA action date,
September 2009
Completed Phase II study for ecabet sodium for dry eye
End points: tear production and symptom improvement
Positive results and path to Phase III studies announced January 2009
Xibrom programs:
Completed Xibrom QD label change Phase III trials; reported results December 2008
Complete confirmatory Xibrom QD Phase III study trial in 2009
Complete new Xibrom formulation dose ranging for dry eye – topline data in 2H 2009
Complete T-Pred additional studies in 2009